UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2021

Ondas Holdings Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39761	47-2615102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

61 Old South Road, #495 Nantucket, MA	02554
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 350-9994

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ONDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08. Shareholder Director Nominations

The Board of Directors of Ondas Holdings Inc. (the “Company”) has established that the Company’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”) will be held on Friday, November 5, 2021. Stockholders of record at the close of business on September 27, 2021, and only such stockholders, will be entitled to notice of and to vote at the 2021 Annual Meeting. The time and location of the 2021 Annual Meeting will be as set forth in the Company’s definitive proxy statement for the 2021 Annual Meeting.

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2021 Annual Meeting must ensure that such proposal is received by, on, or before the close of business on October 4, 2021, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission to be eligible for inclusion in the proxy materials for the 2021 Annual Meeting and must comply with the provisions contained in the Company’s bylaws (the “Bylaws”) relating to stockholder proposals.

In accordance with the Bylaws, because the 2021 Annual Meeting is the first annual meeting following the listing on a national securities exchange of common stock of the Company, in order for a stockholder entitled to vote to bring a proposal or submit a nominee for director at the 2021 Annual Meeting, such stockholder must give notice to the Company of such proposal or nominee and such notice by such stockholder must be received no later than the close of business on the 10th day following the day on which public announcement of the date of the 2021 Annual Meeting is first made or sent by the Company. Accordingly, notice of stockholder proposals or nominations for director for the 2021 Annual Meeting must be received no later than 5:00 p.m. Eastern time on October 4, 2021.

Proposals and notices must be in writing and addressed to: Ondas Holdings Inc., 61 Old South Road, #495, Nantucket, Massachusetts 02554, Attn: Secretary, and must also comply with the requirements set forth in the rules and regulations of the Exchange Act and the Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONDAS HOLDINGS INC.

Date: September 24, 2021	By:	/s/ Eric A. Brock
Eric A. Brock
Chief Executive Officer

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